FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS
2012 SECOND QUARTER RESULTS,
AND DECLARES QUARTERLY DIVIDEND

HIGHLIGHTS:

•
Quarterly revenues of $118.9 million including reimbursable expenses (representing a $28.0 million or 30.7% increase over the corresponding prior year quarter) and $114.5 million excluding reimbursable expenses (representing a $26.6 million or 30.3% increase over the corresponding prior year quarter)

•	Adjusted EBITDA(1) of $21.1 million, representing a 18.5% margin and a $8.8 million or 71.0% increase over the corresponding prior year quarter

•	Adjusted Pro Forma Net Income(1) of $0.25 per share, representing a $0.10 or 66.7% increase over the corresponding prior year quarter

•	Declares a quarterly dividend of $0.09 per share of Class A common stock

NEW YORK—July 24, 2012—Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced its second quarter 2012 financial results and declared a quarterly dividend.

Results
For the quarter ended June 30, 2012, revenues excluding reimbursable expenses increased $26.6 million or 30.3% to $114.5 million, compared to $87.9 million for the corresponding prior year quarter. Adjusted EBITDA(1) for the quarter was $21.1 million, representing 18.5% of revenues excluding reimbursable expenses, compared to $12.4 million for the corresponding prior year quarter, representing 14.1% of revenues excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $6.6 million, or $0.18 per share of Class A common stock on a fully diluted basis, compared to $3.4 million, or $0.12 per share for the corresponding prior year quarter. Adjusted Pro Forma Net Income(1) was $9.7 million, or $0.25 per share on a fully exchanged, fully diluted basis, compared to $5.8 million, or $0.15 per share, for the corresponding prior year quarter.

For the six months ended June 30, 2012, revenues excluding reimbursable expenses increased $47.9 million or 27.7% to $220.8 million, compared to $172.9 million for the corresponding prior year period. Adjusted EBITDA(1) for the period was $39.1 million, representing 17.7% of revenues excluding reimbursable expenses, compared to $25.1 million for the corresponding prior year period, representing 14.5% of revenues excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $10.5 million, or $0.31 per share of Class A common stock on a fully diluted basis, compared to $7.5 million, or $0.26 per share for the corresponding prior year period. Adjusted Pro Forma Net Income(1) was $18.2 million, or $0.47 per share on a fully exchanged, fully diluted basis, compared to $11.8 million, or $0.30 per share, for the corresponding prior year period.

“I am pleased that our second quarter revenue grew over 30% as compared to the corresponding prior year quarter,” commented Noah Gottdiener, chief executive officer.  “The underlying characteristics of this growth included a 12% improvement in organic revenue and strong performance from our recent acquisitions.  This top-line result was complemented by margin improvement, highlighting our focus on utilization and expense discipline."

"We will continue to deploy our strong balance sheet in support of new growth opportunities,” continued Mr. Gottdiener. “While the outlook remains uncertain for a recovery in large-scale M&A and restructuring, we expect second-half contributions from our non-cyclical service areas and our middle-market M&A business to provide revenue balance in this environment."

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.09 per share on its outstanding Class A common stock. The dividend is payable on August 17, 2012 to shareholders of record on August 7, 2012. Concurrent with the payment of the dividend, the Company will also be distributing $0.09 per unit to holders of its New Class A Units.
_______________

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, July 24, 2012, at 5:00 p.m. EDT to discuss the Company's financial results. Interested parties can access the webcast for this call through http://ir.duffandphelps.com/.

About Duff & Phelps
As a leading global financial advisory and investment banking firm, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions. The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC; Pagemill Partners; and GCP Securities, LLC. Member FINRA/SIPC. M&A advisory services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. We believe these measures provide a relevant and useful alternative measure of our ongoing profitability and performance. We believe the Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share, in addition to GAAP financial measures, provide a relevant and useful benchmark for investors, in order to assess our financial performance, ongoing operating results and comparability to other companies in our industry. These measures are utilized by our senior management to evaluate our overall performance.

We define Adjusted EBITDA as operating income before depreciation and amortization, equity-based compensation originating prior to our IPO and associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO and other items which are generally not part of our ongoing operations, including but not limited to restructuring charges and acquisition related expenses. We define Adjusted Pro Forma Net Income as net income before equity compensation associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO, and certain items which are generally not part of our ongoing operations, including but not limited to restructuring charges and acquisition related expenses, less pro forma corporate income tax applied at an assumed effective corporate tax rate. Adjusted Pro Forma Net Income per share consists of Adjusted Pro Forma Net Income divided by the fully dilutive weighted average number of the Company's Class A and Class B shares for the applicable period. These measures are reconciled in the tables below.

Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures which are not prepared in accordance with, and should not be considered a substitute for or superior to measurements required by GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Net income attributable to Duff & Phelps Corporation	$6,593	$3,424	$10,498	$7,537
Net income attributable to noncontrolling interest	1,146	2,223	2,932	4,601
Provision for income taxes	4,894	2,556	8,439	5,620
Other expense/(income), net	685	64	1,190	86
Operating income	13,318	8,267	23,059	17,844
Depreciation and amortization	4,348	2,567	8,245	5,056
Equity-based compensation associated with Legacy Units and IPO Options(1)	(49)	56	22	473
Acquisition retention expenses	2,444	297	4,487	379
Restructuring charges	239	904	1,418	904
Transaction and integration costs	844	272	1,879	466
Adjusted EBITDA	$21,144	$12,363	$39,110	$25,122

Reconciliation of Adjusted Pro Forma Net Income
	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Net income attributable to Duff & Phelps Corporation	$6,593	$3,424	$10,498	$7,537
Net income attributable to noncontrolling interest	1,146	2,223	2,932	4,601
Equity-based compensation associated with Legacy Units and IPO Options(1)	(49)	56	22	473
Acquisition retention expenses	2,444	297	4,487	379
Restructuring charges	239	904	1,418	904
Transaction and integration costs	844	272	1,879	466
Loss from the write off of an investment(2)	—	—	376	—
Adjustment to provision for income taxes(3)	(1,495)	(1,405)	(3,401)	(2,512)
Adjusted Pro Forma Net Income, as defined	$9,722	$5,771	$18,211	$11,848

Fully diluted weighted average shares of Class A common stock	35,076	28,067	32,514	28,095
Weighted average New Class A Units outstanding	3,961	10,947	6,506	11,038
Pro forma fully exchanged, fully diluted shares outstanding	39,037	39,014	39,020	39,133

Adjusted Pro Forma Net Income per fully exchanged, fully diluted share outstanding	$0.25	$0.15	$0.47	$0.30

_______________
(1)
Represents elimination of equity-compensation expense from Legacy Units associated with ownership units of D&P Acquisitions ("Legacy Units") and stock options granted in conjunction with our IPO ("IPO Options"). See further detail in the notes to the condensed consolidated financial statements.

(2)	Reflects a charge from the write off of a minority investment. The charge is reflected in "Other expense" on the Company's Condensed Consolidated Statement of Operations.
(3)
Represents an adjustment to reflect an assumed annual effective corporate tax rate of approximately 39.4% and 40.7% as applied to the six months ended June 30, 2012 and 2011, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. For the three months ended June 30, 2012, the pro forma tax rate of 39.7% reflects a true-up adjustment relating to the three months ended March 31, 2012. Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company's current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2011 and any subsequent filings of our Quarterly Reports on Form 10-Q. The forward-looking statements included in this press release are made only as of the date this press release was issued. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer, +1-212-871-7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe, +1-212-871-9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Revenues	$114,489	$87,886	$220,834	$172,932
Reimbursable expenses	4,422	3,074	7,020	4,966
Total revenues	118,911	90,960	227,854	177,898

Direct client service costs
Compensation and benefits (includes $4,084 and $4,130 of equity-based compensation for the three months ended June 30, 2012 and 2011, respectively, and $10,129 and $9,065 for the six months ended June 30, 2012 and 2011, respectively)	62,171	49,059	120,389	95,967
Other direct client service costs	2,429	1,480	5,313	2,909
Acquisition retention expenses (includes $722 and $297 of equity-based compensation for the three months ended June 30, 2012 and 2011, respectively, and $1,444 and $379 for the six months ended June 30, 2012 and 2011, respectively)	2,444	297	4,487	379
Reimbursable expenses	4,400	3,132	7,009	5,069
	71,444	53,968	137,198	104,324
Operating expenses
Selling, general and administrative (includes $808 and $769 of equity- based compensation for the three months ended June 30, 2012 and 2011, respectively, and $1,863 and $2,292 for the six months ended June 30, 2012 and 2011, respectively)	28,718	24,982	56,055	49,304
Depreciation and amortization	4,348	2,567	8,245	5,056
Restructuring charges	239	904	1,418	904
Transaction and integration costs	844	272	1,879	466
	34,149	28,725	67,597	55,730

Operating income	13,318	8,267	23,059	17,844

Other expense/(income), net
Interest income	(5)	(27)	(33)	(55)
Interest expense	217	91	371	148
Other expense/(income)	473	—	852	(7)
	685	64	1,190	86

Income before income taxes	12,633	8,203	21,869	17,758
Provision for income taxes	4,894	2,556	8,439	5,620
Net income	7,739	5,647	13,430	12,138
Less: Net income attributable to noncontrolling interest	1,146	2,223	2,932	4,601
Net income attributable to Duff & Phelps Corporation	$6,593	$3,424	$10,498	$7,537

Weighted average shares of Class A common stock outstanding
Basic	33,788	27,296	31,245	27,104
Diluted	35,076	28,067	32,514	28,095

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.18	$0.12	$0.32	$0.27
Diluted	$0.18	$0.12	$0.31	$0.26

Cash dividends declared per common share	$0.09	$0.08	$0.18	$0.16

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
QUARTERLY REVENUES BY SEGMENT
(In thousands)
(Unaudited)

	2011					2012			Q2 2012 vs 2011		YTD 2012 vs 2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$37,614	$32,604	$33,887	$39,046	$143,151	$39,490	$33,610	$73,100	$1,006	3.1%	2,882	4.1%
Tax Services	7,547	15,128	9,572	8,698	40,945	5,488	13,035	18,523	(2,093)	(13.8)%	(4,152)	(18.3)%
Dispute & Legal Management Consulting	13,436	13,005	18,319	22,032	66,792	14,675	19,979	34,654	6,974	53.6%	8,213	31.1%
	58,597	60,737	61,778	69,776	250,888	59,653	66,624	126,277	5,887	9.7%	6,943	5.8%

Alternative Asset Advisory
Portfolio Valuation	6,519	6,220	6,730	6,272	25,741	7,622	6,059	13,681	(161)	(2.6)%	942	7.4%
Complex Asset Solutions	5,321	4,125	3,998	4,631	18,075	4,904	4,048	8,952	(77)	(1.9)%	(494)	(5.2)%
Due Diligence	1,645	4,070	2,643	3,492	11,850	2,423	2,312	4,735	(1,758)	(43.2)%	(980)	(17.1)%
	13,485	14,415	13,371	14,395	55,666	14,949	12,419	27,368	(1,996)	(13.8)%	(532)	(1.9)%

Investment Banking
M&A Advisory	1,450	1,853	5,741	16,568	25,612	9,354	14,953	24,307	13,100	707.0%	21,004	635.9%
Transaction Opinions	8,231	7,266	7,466	5,811	28,774	6,742	8,171	14,913	905	12.5%	(584)	(3.8)%
Global Restructuring Advisory	3,283	3,615	3,672	12,430	23,000	15,647	12,322	27,969	8,707	240.9%	21,071	305.5%
	12,964	12,734	16,879	34,809	77,386	31,743	35,446	67,189	22,712	178.4%	41,491	161.5%

Total Revenues (excluding reimbursables)	$85,046	$87,886	$92,028	$118,980	$383,940	$106,345	$114,489	$220,834	$26,603	30.3%	$47,902	27.7%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Financial Advisory
Revenues (excluding reimbursables)	$66,624	$60,737	$126,277	$119,334
Segment operating income	$13,298	$9,787	$23,604	$19,369
Segment operating income margin	20.0%	16.1%	18.7%	16.2%

Alternative Asset Advisory
Revenues (excluding reimbursables)	$12,419	$14,415	$27,368	$27,900
Segment operating income	$2,385	$3,302	$6,531	$6,524
Segment operating income margin	19.2%	22.9%	23.9%	23.4%

Investment Banking
Revenues (excluding reimbursables)	$35,446	$12,734	$67,189	$25,698
Segment operating income/(loss)	$5,439	$(668)	$8,964	$(668)
Segment operating income/(loss) margin	15.3%	(5.2)%	13.3%	(2.6)%

Totals
Revenues (excluding reimbursables)	$114,489	$87,886	$220,834	$172,932

Segment operating income	$21,122	$12,421	$39,099	$25,225
Net client reimbursable expenses	22	(58)	11	(103)
Equity-based compensation from Legacy Units and IPO Options	49	(56)	(22)	(473)
Depreciation and amortization	(4,348)	(2,567)	(8,245)	(5,056)
Acquisition retention expenses	(2,444)	(297)	(4,487)	(379)
Restructuring charges	(239)	(904)	(1,418)	(904)
Transaction and integration costs	(844)	(272)	(1,879)	(466)
Operating income	$13,318	$8,267	$23,059	$17,844

Average Client Service Professionals
Financial Advisory	612	562	606	567
Alternative Asset Advisory	101	94	101	90
Investment Banking	291	128	297	129
Total	1,004	784	1,004	786

End of Period Client Service Professionals
Financial Advisory	612	552	612	552
Alternative Asset Advisory	103	97	103	97
Investment Banking	292	131	292	131
Total	1,007	780	1,007	780

Revenue per Client Service Professional
Financial Advisory	$109	$108	$208	$210
Alternative Asset Advisory	$123	$153	$271	$310
Investment Banking	$122	$99	$226	$199
Total	$114	$112	$220	$220

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT—CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Utilization(a)
Financial Advisory	71.5%	67.6%	73.2%	71.3%
Alternative Asset Advisory	56.0%	61.5%	58.0%	61.7%

Rate-Per-Hour(b)
Financial Advisory	$352	$363	$328	$338
Alternative Asset Advisory	$457	$515	$506	$522

Revenues (excluding reimbursables)
Financial Advisory	$66,624	$60,737	$126,277	$119,334
Alternative Asset Advisory	12,419	14,415	27,368	27,900
Investment Banking	35,446	12,734	67,189	25,698
Total	$114,489	$87,886	$220,834	$172,932

Average Managing Directors
Financial Advisory	95	93	93	93
Alternative Asset Advisory	23	25	23	25
Investment Banking	74	41	75	40
Total	192	159	191	158

End of Period Managing Directors
Financial Advisory	95	91	95	91
Alternative Asset Advisory	23	25	23	25
Investment Banking	73	43	73	43
Total	191	159	191	159

Revenue per Managing Director
Financial Advisory	$701	$653	$1,358	$1,283
Alternative Asset Advisory	$540	$577	$1,190	$1,116
Investment Banking	$479	$311	$896	$642
Total	$596	$553	$1,156	$1,095

_______________
(a)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Utilization excludes client service professionals associated with certain property tax services due to the nature of the work performed and client service professionals from certain acquisitions prior to their transition to the Company's financial system.

(b)
Average billing rate-per-hour is calculated by dividing revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenues used to calculate rate-per-hour exclude revenues associated with certain property tax engagements. The average billing rate excludes certain hours from our acquisitions prior to their transition to the Company's financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Average Client Service Professionals
Financial Advisory	574	562	576	584	575	600	612	606
Alternative Asset Advisory	87	94	98	99	94	99	101	101
Investment Banking	129	128	147	213	158	302	291	297
	790	784	821	896	827	1,001	1,004	1,004

End of Period Client Service Professionals
Financial Advisory	571	552	580	590		605	612
Alternative Asset Advisory	90	97	100	100		94	103
Investment Banking	127	131	149	303		294	292
	788	780	829	993		993	1,007

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Average Managing Directors
Financial Advisory	94	93	91	90	92	92	95	93
Alternative Asset Advisory	26	25	25	24	25	23	23	23
Investment Banking	39	41	48	58	47	76	74	75
	159	159	164	172	164	191	192	191

End of Period Managing Directors
Financial Advisory	94	91	90	92		95	95
Alternative Asset Advisory	26	25	25	24		23	23
Investment Banking	39	43	50	76		73	73
	159	159	165	192		191	191

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$49,283	$38,986
Accounts receivable (net of allowance for doubtful accounts of $1,761 and $1,753 at June 30, 2012 and December 31, 2011, respectively)	75,444	77,795
Unbilled services	54,795	51,427
Prepaid expenses and other current assets	11,493	8,257
Net deferred income taxes, current	1,478	2,545
Total current assets	192,493	179,010

Property and equipment (net of accumulated depreciation of $34,446 and $32,516 at June 30, 2012 and December 31, 2011, respectively)	40,080	33,632
Goodwill	194,643	192,970
Intangible assets (net of accumulated amortization of $30,290 and $25,626 at June 30, 2012 and December 31, 2011, respectively)	35,980	40,977
Other assets	13,108	13,942
Investments related to deferred compensation plan	26,890	23,542
Net deferred income taxes, less current portion	140,771	115,826
Total non-current assets	451,472	420,889
Total assets	$643,965	$599,899

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$5,562	$4,148
Accrued expenses	24,234	22,612
Accrued compensation and benefits	22,691	41,518
Liability related to deferred compensation plan, current portion	594	646
Deferred revenues	5,842	4,185
Due to noncontrolling unitholders, current portion	6,209	6,209
Total current liabilities	65,132	79,318

Long-term debt	22,500	—
Liability related to deferred compensation plan, less current portion	26,396	23,083
Other long-term liabilities	29,716	32,248
Due to noncontrolling unitholders, less current portion	130,337	101,557
Total non-current liabilities	208,949	156,888
Total liabilities	274,081	236,206

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	—	—
Class A common stock, par value $0.01 per share (100,000 shares authorized; 38,599 and 31,646 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively)	386	316
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 3,952 and 10,488 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively)	—	1
Additional paid-in capital	306,682	252,572
Accumulated other comprehensive income	323	287
Retained earnings	29,529	25,631
Total stockholders' equity of Duff & Phelps Corporation	336,920	278,807
Noncontrolling interest	32,964	84,886
Total stockholders' equity	369,884	363,693
Total liabilities and stockholders' equity	$643,965	$599,899

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30, 2012	June 30, 2011

Cash flows from operating activities:
Net income	$13,430	$12,138
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,245	5,056
Equity-based compensation	13,436	11,736
Bad debt expense	445	1,347
Net deferred income taxes	4,902	6,151
Other	1,796	359
Changes in assets and liabilities providing/(using) cash, net of acquired balances:
Accounts receivable	2,148	(1,148)
Unbilled services	(3,152)	(18,317)
Prepaid expenses and other current assets	(2,355)	(285)
Other assets	356	(381)
Accounts payable and accrued expenses	835	(8,223)
Accrued compensation and benefits	(13,041)	(22,674)
Deferred revenues	1,656	1,520
Other liabilities	(4,987)	83
Net cash provided by/(used in) operating activities	23,714	(12,638)

Cash flows from investing activities:
Purchases of property and equipment	(7,150)	(4,012)
Business acquisitions, net of cash acquired	(1,400)	(5,891)
Purchases of investments	(2,550)	(3,250)
Net cash used in investing activities	(11,100)	(13,153)

Cash flows from financing activities:
Borrowings under revolving line of credit	30,000	—
Repayments of revolving line of credit	(7,500)	—
Net proceeds from sale of Class A common stock	49,244	—
Redemption of noncontrolling unitholders	(58,972)	—
Dividends	(6,645)	(5,012)
Repurchases of Class A common stock	(5,226)	(13,649)
Payments of contingent consideration related to acquisitions	(1,682)	—
Distributions and other payments to noncontrolling unitholders	(1,636)	(2,378)
Proceeds from exercises of stock options	16	267
Excess tax benefit from equity-based compensation	561	911
Net cash used in financing activities	(1,840)	(19,861)

Effect of exchange rate on cash and cash equivalents	(477)	1,799

Net increase/(decrease) in cash and cash equivalents	10,297	(43,853)
Cash and cash equivalents at beginning of year	38,986	113,328
Cash and cash equivalents at end of period	$49,283	$69,475

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$114,489	$—		$114,489
Reimbursable expenses	4,422	—		4,422
Total revenues	118,911	—		118,911

Direct client service costs
Compensation and benefits	62,171	47	(1)	62,218
Other direct client service costs	2,429	—		2,429
Acquisition retention expenses	2,444	(2,444)		—
Reimbursable expenses	4,400	—		4,400
	71,444	(2,397)		69,047

Operating expenses
Selling, general and administrative	28,718	2	(1)	28,720
Depreciation and amortization	4,348	—		4,348
Restructuring charges	239	(239)		—
Transaction and integration costs	844	(844)		—
	34,149	(1,081)		33,068

Operating income	13,318	3,478		16,796

Other expense/(income), net
Interest income	(5)	—		(5)
Interest expense	217	—		217
Other expense/(income)	473	—		473
	685	—		685

Income before income taxes	12,633	3,478		16,111
Provision for income taxes	4,894	1,495	(3)	6,389
Net income	7,739	1,983		9,722
Less: Net income attributable to noncontrolling interest	1,146	(1,146)		—
Net income attributable to Duff & Phelps Corporation	$6,593	$3,129		$9,722

Pro forma fully exchanged, fully diluted shares outstanding				39,037

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.25

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$87,886	$—		$87,886
Reimbursable expenses	3,074	—		3,074
Total revenues	90,960	—		90,960

Direct client service costs
Compensation and benefits	49,059	55	(1)	49,114
Other direct client service costs	1,480	—		1,480
Acquisition retention expenses	297	(297)		—
Reimbursable expenses	3,132	—		3,132
	53,968	(242)		53,726

Operating expenses
Selling, general and administrative	24,982	(111)	(1)	24,871
Depreciation and amortization	2,567	—		2,567
Restructuring charges	904	(904)		—
Transaction and integration costs	272	(272)		—
	28,725	(1,287)		27,438

Operating income	8,267	1,529		9,796

Other expense/(income), net
Interest income	(27)	—		(27)
Interest expense	91	—		91
Other expense/(income)	—	—		—
	64	—		64

Income before income taxes	8,203	1,529		9,732
Provision for income taxes	2,556	1,405	(3)	3,961
Net income	5,647	124		5,771
Less: Net income attributable to noncontrolling interest	2,223	(2,223)		—
Net income attributable to Duff & Phelps Corporation	$3,424	$2,347		$5,771

Pro forma fully exchanged, fully diluted shares outstanding				39,014

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.15

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$220,834	$—		$220,834
Reimbursable expenses	7,020	—		7,020
Total revenues	227,854	—		227,854

Direct client service costs
Compensation and benefits	120,389	43	(1)	120,432
Other direct client service costs	5,313	—		5,313
Acquisition retention expenses	4,487	(4,487)		—
Reimbursable expenses	7,009	—		7,009
	137,198	(4,444)		132,754

Operating expenses
Selling, general and administrative	56,055	(65)	(1)	55,990
Depreciation and amortization	8,245	—		8,245
Restructuring charges	1,418	(1,418)		—
Transaction and integration costs	1,879	(1,879)		—
	67,597	(3,362)		64,235

Operating income	23,059	7,806		30,865

Other expense/(income), net
Interest income	(33)	—		(33)
Interest expense	371	—		371
Other expense/(income)	852	(376)	(2)	476
	1,190	(376)		814

Income before income taxes	21,869	8,182		30,051
Provision for income taxes	8,439	3,401	(3)	11,840
Net income	13,430	4,781		18,211
Less: Net income attributable to noncontrolling interest	2,932	(2,932)
Net income attributable to Duff & Phelps Corporation	$10,498	$7,713		$18,211

Pro forma fully exchanged, fully diluted shares outstanding				39,020

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.47

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$172,932	$—		$172,932
Reimbursable expenses	4,966	—		4,966
Total revenues	177,898	—		177,898

Direct client service costs
Compensation and benefits	95,967	(178)	(1)	95,789
Other direct client service costs	2,909	—		2,909
Acquisition retention expenses	379	(379)		—
Reimbursable expenses	5,069	—		5,069
	104,324	(557)		103,767

Operating expenses
Selling, general and administrative	49,304	(295)	(1)	49,009
Depreciation and amortization	5,056	—		5,056
Restructuring charges	904	(904)		—
Transaction and integration costs	466	(466)		—
	55,730	(1,665)		54,065

Operating income	17,844	2,222		20,066

Other expense/(income), net
Interest income	(55)	—		(55)
Interest expense	148	—		148
Other expense/(income)	(7)	—		(7)
	86	—		86

Income before income taxes	17,758	2,222		19,980
Provision for income taxes	5,620	2,512	(3)	8,132
Net income	12,138	(290)		11,848
Less: Net income attributable to noncontrolling interest	4,601	(4,601)		—
Net income attributable to Duff & Phelps Corporation	$7,537	$4,311		$11,848

Pro forma fully exchanged, fully diluted shares outstanding				39,133

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.30

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

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